UNCONDITIONAL AND CONTINUING GUARANTY

TO: AUTOMOTIVE FINANCE CORPORATION

DATE: February 16, 2004

[NOTE: Maker/Primary obligor on Note should also sign Guaranty]

FOR VALUE RECEIVED, and in consideration of credit and services given or to be given to **SIGNATURE LEISURE, INC. DBA: SIGNATURE AUTO** ("Debtor") by Automotive Finance Corporation ("AFC"), the undersigned hereby jointly and severally guaranty the full and prompt payment, when due, whether by acceleration or otherwise, together with interest and all costs, expenses and attorneys' fees, of any and all obligations of the Debtor to AFC including such indebtedness as may be encompassed by the term "Obligations" as defined in the Demand Promissory Note and Security Agreement executed by and between AFC and Debtor, as amended, supplemented or modified from time to time, whether or not such amounts exceed any advance limit applicable to Debtor or communicated to the undersigned (hereinafter collectively referred to as the "Liabilities"). This is an irrevocable, unconditional and continuing guaranty; it shall cover and secure any amount at any time owing on the Liabilities.

The undersigned each hereby waive any and all presentment, demand, protest and notice of dishonor, non-payment or other default with respect to any of the Liabilities. The undersigned each hereby grant to AFC full power to deal in any manner with the Liabilities without notice to the undersigned, including, but without limiting the generality of the foregoing, the following powers: (a) to modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon, to grant any extension or renewal thereof, and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto; and (b) to enter into any agreement of forbearance with respect to all or any part of the Liabilities or with respect to all or any part of the collateral related thereto and to change the terms of any such agreement. The obligations of the undersigned hereunder shall not be released, discharged or in any way affected, nor shall the undersigned have any rights or recourse against AFC by reason of any action AFC may take or omit to take under the foregoing powers.

If a claim is made upon AFC at any time for repayment or recovery of any amount(s) or other value received by AFC, from any source, in payment of or on account of any of the Liabilities of the Debtor guarantied hereunder and AFC repays or otherwise becomes liable for all or any part of such claim by reason of: (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or (b) any settlement or compromise of any such claim, the undersigned shall remain jointly and severally liable to AFC hereunder for the amount so repaid or for which AFC is otherwise liable to the same extent as if such amount(s) had never been received by AFC, notwithstanding any termination hereof or the cancellation of any note, instrument, or other agreement evidencing any of the Liabilities.

In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms thereof, the undersigned will immediately pay the amount due and unpaid by the Debtor in like manner as if such amount constituted the direct and primary obligation of the undersigned. AFC shall not be required, prior to any such payment by or demand on the undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities.

Notwithstanding anything to the contrary in this guaranty, the undersigned each hereby irrevocably waive(s) all rights he/she may have at law or in equity (including, without limitation, any law subrogating the undersigned to the rights of AFC) to seek contribution, indemnification, or any other form of reimbursement from the Debtor, any other guarantor, or any other person hereafter primarily or secondarily liable for any obligations of the Debtor to AFC, for any disbursement made by the undersigned under or in connection with this guaranty or otherwise. The undersigned furthermore waive: (a) all defenses based on suretyship, notice, or impairment of collateral; and (b) any defenses which the Debtor may assert on the Liabilities including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury.

This guaranty is in addition to and not in substitution for any other guaranty or other securities which AFC may now or hereafter hold for all or any part of the Liabilities, and AFC shall not be under any other obligation to marshal in favor of the undersigned any other guaranties or other securities or any monies or other assets which AFC may be entitled to receive or may have a claim upon. No loss of or in respect of or unenforceability of any other guaranties or other securities which AFC may now or hereafter hold in respect of any of the Liabilities, whether resulting from the fault of AFC or otherwise, shall in any way limit or lessen the undersigned's liability under this guaranty.

The undersigned understand and agree that no loans made by the undersigned to the Debtor are permitted to be repaid by the Debtor while this guaranty or any indebtedness to AFC is outstanding. All debts and liabilities, present and future, of Debtor to the undersigned are hereby assigned to AFC and postponed to the Liabilities, and all monies received by the undersigned in respect thereof shall be received in trust for AFC and forthwith upon receipt shall be paid over to AFC, unless prior written authorization to the contrary has been obtained from AFC, without in any way lessening or limiting the liability of the undersigned under this guaranty. This assignment and postponement is independent of the guaranty and shall remain in full force and effect until repayment in full to AFC of all the Liabilities, notwithstanding that the liability of the undersigned under this guaranty may have been discharged or terminated.

This guaranty shall not be discharged or otherwise affected by the death or loss of capacity of the Debtor, by any change in the name of the Debtor, or (if a partnership, limited liability company or other membership organization) by any change in the membership of the Debtor or (if a corporation) by any change in the officers, capital structure, by-laws or articles of the Debtor, by the sale of the Debtor's business or any part thereof, by the Debtor being reorganized or being amalgamated with one or more other corporations or other entities, by the Debtor becoming bankrupt or insolvent or by any other matter or thing whatsoever but shall continue to apply to all Liabilities whether incurred before or after any such event. In

EXHIBIT C

the case of a change in the membership of the Debtor or in the case of the Debtor being reorganized or being amalgamated with one or more other entities, this guaranty shall apply to the liabilities of the resulting entity, and the term "Debtor" includes each such resulting entity. This guaranty shall not be discharged or otherwise affected by the death of the undersigned.

The undersigned hereby warrants to AFC that the undersigned has by independent means made himself/herself fully aware of Debtor's financial condition. The undersigned agrees to pay all costs, expenses, and attorneys' fees incurred by AFC in the enforcement of this guaranty.

Whenever possible each provision of this guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

THIS GUARANTY SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF INDIANA, AS AMENDED FROM TIME TO TIME, WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS. BY EXECUTION OF THIS GUARANTY, THE UNDERSIGNED SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF INDIANA AND TO VENUE IN THE CIRCUIT AND SUPERIOR COURTS OF MARION COUNTY, INDIANA. ANY ACTION INITIATED BY THE UNDERSIGNED AGAINST AFC RELATING TO THIS GUARANTY SHALL BE FILED AND CONDUCTED SOLELY IN SAID COURTS. AFC MAY BRING ANY SUIT RELATING TO THIS GUARANTY IN ANY COURT OF COMPETENT JURISDICTION, AND THE UNDERSIGNED HEREBY CONSENTS TO AFC'S CHOICE OF FORUM. THE UNDERSIGNED FURTHER WAIVES ANY RIGHT WHICH IT MAY HAVE TO REMOVE SUCH LITIGATION OR MATTER TO A FEDERAL COURT OR TO REQUIRE THAT ANY SUCH LITIGATION OR MATTER TAKE PLACE IN A FEDERAL COURT.

THE UNDERSIGNED AND AFC EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. THEREFORE, EACH PARTY, AFTER CONSULTING, OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR AFC ENTERING INTO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY.

All rights, powers, privileges and immunities of AFC hereunder shall inure to the benefit of the successors and assigns of AFC, and shall be binding upon each of the undersigned, his/her personal representatives, heirs and assigns.

Witness the hand and seal of the undersigned the day and year first above written.

Stephen W. Carnes
STEPHEN W CARNES

STATE OF Florida
COUNTY OF Orange

Before me the undersigned, a Notary Public in and for the said County and State, personally appeared the above-referred individual(s) who acknowledged the execution of the foregoing Unconditional and Continuing Guaranty this 17th of February 2004.

(Notary Public Signature)

Karen J. Arias
(Printed Name)

My Commission Expires: KAREN J. ARIAS MY COMMISSION # DD 162266 EXPIRES: October 31, 2006 Bonded Thru Notary Public Underwriters

My County of Residence: Seminole

COSMOS Rev. 4/15/01